UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2015 (January 23, 2015)

PEEKAY BOUTIQUES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-193618	46-4007972
(State or other jurisdictionof incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 West Main Street, Auburn, WA	98001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 1-800-447-2993

DICO, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2015, Dico, Inc., a Nevada corporation (the “Company”), filed Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada, pursuant to which the Company, among other things, (1) changed its name to “Peekay Boutiques, Inc.,” (2) increased the number of authorized shares of its common stock from 25,000,000 to 300,000,000 shares, and (3) authorized 10,000,000 shares of preferred stock.

The new CUSIP number for the Company’s common stock is 705384 105. The Company’s common stock will be quoted on the OTC Bulletin Board under the new symbol PKAY, effective as of January 28, 2015.

The Amended and Restated Articles of Incorporation of the Company is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of Nevada on January 23, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEEKAY BOUTIQUES, INC.

Date: January 28, 2015	By:	/s/ Janet Mathews
	Name:	Janet Mathews
	Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Articles of Incorporation filed with the Secretary of State of the State of Nevada on January 23, 2015.

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